Exhibit 99.2

Corporate Overview August 2025

Forward-looking statements

This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our clinical development plans and timelines and the initial safety and efficacy profiles of CNTY-101 are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "should," "expect," "plan," "aim," "seek," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "forecast," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our dependence on the success of our lead product candidate, CNTY-101; our ability to progress CNTY-101 through clinical development; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials, which may not be predictive of final results or the results of later-stage clinical trials; our ability to obtain clearance of our future IND or CTA submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, trade disputes and tariffs, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the "Risk Factors" section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

CENTURY THERAPEUTICS
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Century Therapeutics Today

Accelerating Preclinical Pipeline

Enhanced preclinical pipeline and platform aiming to expand and multiply cell therapy value

- Prioritizing development activities for CNTY-308 for B-cell-mediated diseases
- Selective expansion to non-immune cells in high impact diseases
- Deep reservoir of novel iPSC-derived 'tunable' CD4+/CD8+ αβ T cells for long-term pipeline growth

Focused Clinical Execution

Clinical focus with CNTY-101 on autoimmune disorders with transformational potential

- Unique profile of CD19-targeting iNK cell product engineered with Allo-Evasion™ with clinical data from R/R NHL reinforcing potential in autoimmune disorders
- Patient enrollment ongoing in CALiPSO-1 trial and CARAMEL IIT advancing to patient enrollment in 3Q25

Continuous Transformation

Estimated cash runway into 4Q27; Enhanced resources to enable key value milestones

- Ended 2Q25 with cash, cash equivalents, and investments of $158.5M
- CNTY-101 autoimmune clinical data expected in 2025
- CNTY-308 αβ T cell program expected to enter the clinic in 2026 pending successful completion of IND-enabling studies and regulatory approval

Century's ability to create multiple iPSC-derived cell types incorporating Allo-Evasion™ stands apart from other allogeneic cell therapy approaches

Allogeneic

Off-the-shelf therapies	Potential for improved **time-to-treatment**	Broad **availability**	Manufacturing **dependability**

+

iPSCs

Engineerability
- Control of differentiation to **multiple cell types**
- Nearly **unlimited genetic editing capacity** due to infinite replicative capacity

Reproducibility
- **Fully characterized** single cell clones form **master cell bank** (MCB)
- Deep understanding of **cell function and safety**

Profitable Scalability
- **Large batch sizes** with batch-to-batch consistency
- Pathway to significantly **reduced COGS similar to antibody therapies**
- Expansion from a single-clone MCB **decreases risk of cell exhaustion**

+

Allo-Evasion™

Engineering for **immune evasion** from:
- Native T-cells and NK-cells
- Antibody immunity

Enables potential for **persistence** and **re-dosing** of therapy

Clear differentiation from other allogeneic cell therapies with pathway to antibody-like scale

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© 2025 5 5 1. Company data: ELiPSE - 1 Phase 1 study in B - cell malignancies Allo - Evasion engineering aims to drive durable responses by enabling repeat dosing for tighter control over drug exposure Clinical data from CNTY - 101 in ELiPSE - 1 show persistent exposure in the presence of an intact immune system 1 With Allo - Evasion engineering Without Allo - Evasion engineering Dose 1 Dose 2 Dose 3

Century is a leader in immune evasion engineering

Protection from:

- Native T-cells
- Native NK-cells
- Humoral immunity

Allo-Evasion™ 1.0


CD8+
T Cell
1 β2M KO
(HLA-I)
3 HLA-E KI
NK cell
CD4+
T Cell
2 CIITA
KO
(HLA-II)

❶ Deletion of HLA-I
❷ Deletion of HLA-II

❸ Insertion of HLA-E

CNTY-101

Continued evolution to enhance holistic protection from major immunity pathways

Allo-Evasion™ 5.0


CD8+
T Cell
Fc
6
1
b2M KO (HLA-I)
NK cell
5
CD4+
T Cell
2
CIITA
KO (HLA-II)
Pan NK
Inhibitory ligand

❶ Deletion of HLA-I
❷ Deletion of HLA-II

❺ Insertion of CD300a TASR pan-NK inhibitory ligand[1, 2]

❻ Insertion of cell-surface enzyme to degrade IgG antibodies[3]

CNTY-308 | CNTY-341 | Solid tumors

1. https://www.centurytx.com/wp-content/uploads/ASH_Welstead_Universal-Protection-of-Allogenic-T-Cells-Final.pdf
2. https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal-Protection-of-Allogeneic-T-Cell
3. Peraro et al, *Mol. Therapy* 2021, 29(12), 3398-3409; https://pmc.ncbi.nlm.nih.gov/articles/PMC8636170

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© 2025 7 7 https://ashpublications.org/bloodadvances/article/doi/10.1182/bloodadvances.2024013436/518079/Universal - Protection - of - Allogeneic - T - Cell ; https:// www.centurytx.com /wp - content/uploads/ASH_Welstead_Universal - Protection - of - Allogenic - T - Cells - Final.pdf The CD300a TASR ligand mimics natural signaling to provide broad protection from host NK cells in preclinical studies CD300a detects disordered membrane lipids TASR mimics signaling of dead or dying cells Drug Product (live) Inhibit NK Cell TASR CD300a Dead/dying c ell NK Cell Inhibit CD300a Male Female <50 >50 Gender Age Ethni- city CMV Caucasian Other African American Hispanic Negative Positive N = 45 PBMC Donors 0.01 0.1 10 0.01 0.1 1 0 25 50 75 100 0 E:T Ratio T Cell Survival (%) 0.01 0.1 10 No Cloak CD300a TASR CD47 HLA - I+ 20 hours Target (T) T Cell NK Effector (E) CD300a NKG2A KIR 0 20 40 60 80 100 Inhibitory Receptor Expression on NK Cells (n = 46 donors) % o f N K C e l l s CD300a is expressed broadly TASR provides protection from NK cells in vitro NK Donor 2 (2C dom ) NK Donor 1 (2A dom ) NK Donor 3 (2A dom ) TASR KI B2M KO

© 2025 8 8 WT Gen 2.3 0 25 50 75 100 Antibody-Dependent Cellular Cytotoxicity Primary T cells (Donor 6705) + 1 μg αHLA-cI + Donor SC09 NK cells (2:1) % S u r v i v a l ✱ GFP IdeStm 0 20 40 60 80 100 Complement Dependent Cytotoxicity Human Anti-HLA-ABC + 25% Complement (v/v) Donor SC07 Primary T Cells % S p e c i f i c L y s i s ✱✱✱✱ WT Century Measure of Phagocytosis (Area under the curve) As a result, Century’s T cells are protected from rejection in preclinical CDC, ADCC and ADCP assays Century T cells have been shown to stably express IDP, an enzyme that cleaves off IgGs below the hinge, releasing the Fc fragment Primary T cells + Primary macrophages +/ - 1µg α CD52 Source: Company data In preclinical studies, Century’s IgG degrading enzyme (IDP) protected cells from multiple pathways of humoral immunity WT Century Century WT WT Cells - > Condition - > +Ab +Ab - Complement Dependent Cytotoxicity Antibody - Dependent Cellular Cytotoxicity Antibody - Dependent Cellular Phagocytosis Immunoglobulin degrading protease Cells expressing IDP showed less lysis Cells expressing IDP showed greater survival Cells expressing IDP showed less phagocytosis in the presence of an antibody trigger

Century is advancing a focused iPSC pipeline across cell types and targets in autoimmune diseases and cancer

Product	Targets	Indications	Research	IND-enabling	Clinical: Phase 1	Clinical: Phase 2	Clinical: Phase 3
CNTY-101 iNK (Allo-Evasion™ 1.0)	CD19	B-cell-mediated autoimmune diseases	*CALiPSO-1* *CARAMEL IIT*[1]	*CALiPSO-1* *CARAMEL IIT*[1]	*CALiPSO-1* *CARAMEL IIT*[1]		
CNTY-308 αβ iT (Allo-Evasion™ 5.0)	CD19	B-cell-mediated diseases	■	■			
CNTY-341 αβ iT (Allo-Evasion™ 5.0)	CD19 + CD22	B-cell malignancies	■				
Solid tumors iT (Allo-Evasion™ 5.0)	Nectin-4/other	Solid tumors	■				
Undisclosed Non-immune cells	Undisclosed	Undisclosed	□				

- Hematologic tumors
- Solid tumors
- Autoimmune diseases
- Undisclosed

1. Agreement in place for an investigator-initiated trial (IIT) by Professors Georg Schett and Andreas Mackensen at Friedrich-Alexander University Erlangen-Nürnberg.

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CNTY - 101 CAR - iNK cell therapy with Allo - Evasion 1.0

CNTY-101: A CD19-targeted CAR-iNK product candidate designed to provide precise control of drug exposure and enable repeat dosing



CNTY-101
HLA-I Knockout
HLA-II Knockout
HLA-E
CD19 CAR
Safety Switch
IL-15

CNTY-101 off-the-shelf CAR-iNK cell therapy candidate designed to treat patients with B cell-mediated diseases

- Six precision gene edits designed to enable:
  - CD19-targeted CAR for B-cell depletion
  - Allo-Evasion™ technology enables re-dosing without lymphodepletion
  - Secreted IL-15 enhances cell persistence
  - Safety switch enables elimination of CNTY-101 with cetuximab, if required for patient safety
- iNK cells incorporating Allo-Evasion™ provide more predictable pharmacokinetics and pharmacodynamics

Currently dosing patients in Phase 1 in autoimmune disorders

https://www.centurytx.com/wp-content/uploads/ASGCT24-CNTY-101-AI-Poster.pdf

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CNTY-101 is a differentiated autoimmune disease treatment: Allogeneic iPSC CAR iNK cell therapy with Allo-Evasion™

Allogeneic iPSC

- Available 'off-the-shelf'
- No patient apheresis required
- No manufacturing wait time
- Batch-to-batch consistency
- Platform enables lower COGs than donor-derived or autologous

NK cells

- Killing potency (≥ primary CAR-T) leads to deep B-cell depletion[1]
- Trafficking to secondary lymphoid tissues and marrow favors pathogenic B-cell targeting
- Short-lived, more predictable pharmacokinetics and pharmacodynamics
- Manageable safety profile, well-tolerated in ELiPSE-1

Allo-Evasion™

- Avoiding host immune rejection
- Ability to repeat dose without continued lymphodepletion
- Ability to re-treat, if needed

Tighter control over drug exposure:
B-cell depletion without prolonged B-cell aplasia

1. https://www.centurytx.com/wp-content/uploads/ASH_Chin_Natural-Killer-GD-Cells-Final.pdf

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Autoimmune disorders present significant unmet medical need

	Systemic Lupus Erythematosus (SLE)	Lupus Nephritis (LN)	Idiopathic Inflammatory Myopathy (IIM)	Diffuse cutaneous Systemic Sclerosis (dcSSc)
Characteristics	Multiorgan, potentially fatal, inflammatory disease with risk for organ damage, including skin, heart, and brain	Kidney manifestation of SLE with potential kidney failure requiring dialysis and increased risk for mortality	Inflammation of muscle, lungs, skin, joints, and gastrointestinal tract causing weakness, pain, and lung failure which can lead to chronic disability and potentially mortality	Fibrosis and vasculopathy of the skin and internal organs, with high risk for disability, disfigurement, and cardiopulmonary mortality
US Prevalence[1]	180,000–340,000	80,000–120,000	>60,000	>85,000 (SSc)
Initial addressable subpopulations[2]	>20,000	>30,000	>10,000	>30,000
Standard of care	Corticosteroids, chemotherapy, immunosuppressants, anticoagulants, plasmapheresis	Corticosteroids, chemotherapy, immunosuppressants, dialysis	Corticosteroids, immunosuppressants, IVIg	Slow progression: Immuno-suppressants, vasodilators, antifibrotic agents
Limited efficacy with approved therapies[3]	<35% low disease activity (LLDAS)	<40% complete renal response (CRR)	<40% total improvement score (TIS) of 60%	Slower decline in lung function (FVC decrease >24 mL/year on therapy)
Unmet Medical Need	Low disease activity, prevention of organ damage, survival	Prevention of renal failure, survival	Remission, maintain function, prevention of calcinosis, damage, respiratory failure, survival	Slow progression, prevent cardiac or respiratory failure, survival

Despite approved treatments, significant underappreciated unmet need remains

- SoC relies on **chronic treatment** with broad-acting corticosteroids & immunosuppressives
- **Treatment toxicity** and **disease flares** leading to organ damage remain common
- **Current treatments fail** to significantly improve **quality of life** or prevent **organ failure** in majority of patients
- Even effective available treatments leave patients suffering with **active disease**, **shortened lifespan**, and prospect of **life-long medication**

1. Tian Ann Rheum Dis 2023; Izmirly Arth Rheum 2021; Duarte-Garcia Ann Rheum Dis 2022; Hocaoglu Arth Rheum 2022; Smoyer-Tomic BMC Musculoskeletal Disorders 2012; Khoo Nat Rev Rheum 2023; Bendewald Arch Dermatol 2010; Bairkdar Rheumatology 2021; Fan J *Manag Care Spec Pharm.* 2020
2. Estimates include refractory subpopulations. Morand Ann Rheum Dis 2018; Morand Ann Rheum Dis 2023; Oon Ann Rheum Dis 2019; Morand Arth Rheum 2023; Scherlinger Ann Rheum Dis 2019; Clowse *Arthritis Rheumatol* 2024 (abstract); Mayes Arth Rheum 2003
3. Highest efficacy values reported; not necessarily Phase 3 trial primary efficacy endpoints that supported FDA approval. Oon Ann Rheum Dis 2019; Morand Ann Rheum Dis 2023; Aranow Ann Rheum Dis 2024; Rovin Lancet 2021; Hanni CJASN 2024; Saxena Arth& Rheum 2023; Furie NEJM 2020; Aggarwal NEJM 2022; Distler NEJM 2019; Khanna Lancet Respir Med 2020

LLDAS – Lupus low disease activity state; **FVC** – Forced vital capacity

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Clear opportunity for allogeneic cell therapies to address moderate to severe autoimmune indications by providing long-term, drug-free remission

Significant patient population and unmet need

- Tens of thousands of patients with unmet need in the US
- Heterogeneous nature of patients with autoimmunity supports opportunity for multiple modalities within and across indications
- Treatments needed to **resolve inflammation**, prevent organ failure, **normalize lifespan**, and avoid toxicity of **life-long medication**

Compelling evidence for benefit from deep depletion of pathogenic B-cells

- Autologous anti-CD19 CAR-T cell therapies demonstrate potential for long-term drug-free remission
  - Unmet challenges include safety (CRS, ICANS, neutropenia, B cell aplasia), logistics, and product availability
- Emerging data for allogeneic cell therapies[2] demonstrate potential for transformative impact and may address above challenges

Opportunity to deliver transformational efficacy

- Dramatically improve upon standard of care
  - **SLE:** LLDAS achievement – predictor for reduction of damage accrual
  - **LN:** Complete renal response (CRR)
  - **SSc:** High %CRISS, FVC stabilization
  - **IIM:** High %TIS
- Optimal outcome: drug-free remission

1. Mackensen Nature Medicine 2022 doi.org/10.1038/s41591-022-02017-5, Muller NEJM 2024 doi/full/10.1056/NEJMoa2308917, Muller ASH 2024 doi.org/10.1182/blood-2024-194525, Sheikh Arthritis Rheumatol. 2024
2. Yu Arthritis Rheumatol. 2024; Goulding Arthritis Rheumatol. 2024, Wang Cell 2024 doi.org/10.1016/j.cell.2024.06.027

CRISS – Composite Response Index for Clinical Trials in Early Diffuse Systemic Sclerosis

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© 2025 15 15 https://www.centurytx.com/wp - content/uploads/ASH_Chin_Natural - Killer - GD - Cells - Final.pdf ; Isolated B cells or CD19+ target cells were co - cultured with CNTY - 101 or primary CAR - T at several E:Ts in 96 - well U bottom plates in NKCM with assay harvested at 24h; Assay plates were harvested and stained f or Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations; E:T – Effector:Target ratio; UTD – Untransduced donor cells as control In vitro studies show that CNTY - 101 eliminates B cells with greater potency than primary CAR - T cells 24 - hour in vitro cytolysis study of CNTY - 101 against B - cells from SLE patients, compared to primary CAR - T cells derived from healthy donors

CALiPSO-1 is a Phase 1 study of CNTY-101 underway in refractory B cell-mediated autoimmune diseases (NCT06255028)

Inclusion:

- Participants with moderate to severe SLE, LN, IIM, or dcSSc with treatment-resistant and active disease, after 2+ standard immunosuppressive therapies

Endpoints:

- Key endpoints: Safety and tolerability, disease activity measures per clinical and laboratory assessments
- Translational endpoints: PK, B-cell depletion, autoantibody decline



Patient enrollment
Up to N=48
Lympho -depletion
Cycle 1
28-day DLT Period*
Cycle 2
No lymphodepletion
Response assessments months 2–12
Schedule
Dose level: 1e9 cells
Day 1
Day 8
Day 15
CNTY-101
CNTY-101
CNTY-101
Day 1
Day 8
Day 15
CNTY-101
CNTY-101
CNTY-101

Day 8 and subsequent infusions allowed in outpatient setting

SLE – Systemic Lupus Erythematosus; **LN** – Lupus Nephrits; **IIM** – Idiopathic inflammatory Myopathy; **dcSSc** – Diffuse Cutaneous Systemic Sclerosis; **DLT** – Dose Limiting Toxicity;
2 cohorts open, one with CNTY-101 as monotherapy and a second with CNTY-101 supplemented with IL-2 (1.5e6 IU SQ) for 5 days after each dose of CNTY-101 *Response assessment conducted at one month; does not gate Cycle 2

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© 2025 17 17 1. Standard lymphodepletion regimen: Fludarabine (30 mg/c/d) and cyclophosphamide IV (300 mg/m/d) for 3 days 2. Subjects who are assessed as stable disease or better may receive additional cycles of CNTY - 101 3. Subjects at DL4A did not receive IL - 2 on the day of CNTY - 101 infusion but did receive IL - 2 daily for 7 days 4. For DL 4B, initial 2 cycles at DL 4B; subsequent cycle regimen depending on response or risk/benefit ELiPSE - 1 is a dose - escalating Phase 1 study of CNTY - 101 in B - cell malignancies (NCT05336409) Patients with CD19+ aggressive and high - risk indolent R/R B - NHL • Part 1 – Dose escalation • Schedule A: Single dose • Schedule B: 1 dose per week x 3 weeks • Part 2 – Dose expansion • DLBCL, HGBL, MCL, PMBCL, FL3B, FL, MZL • > 2 prior lines of therapy • Prior CD19 - targeted cell therapy allowed Dose level 4: 3 billion 4 Bayesian Optimal Interval (BOIN) design DLBCL – Diffuse large B cell Lymphoma; HGBL – High - Grade B - cell Lymphoma; MCL – Mantle Cell Lymphoma; PMBCL – Peripheral Mediastinal B - cell Lymphoma; FL3B – Follicular Lymphoma Grade 3B; FL – Follicular Lymphoma; MZL – Marginal Zone Lymphoma; DLT – Dose Limiting Toxicity; IL - 2 – Interleukin - 2 (dose: 3e6 IU; subcutaneous).

© 2025 18 18 Source: Company data available as of March 1, 2025 CNTY - 101 ELiPSE - 1 first - in - human study: Initial clinical experience in relapsed/refractory B - cell lymphoma validates Century’s IPSC platform Heavily pre - treated patient population (n=23 safety; n=22 efficacy) • Median 4 prior lines (range 2 - 6); 48% (11/23) of patients received prior CART Favorable initial safety and tolerability profile (n=23) • No dose - limiting toxicities (DLTs); no events of graft - versus - host disease (GvHD) • Majority of participants received CNTY - 101 infusions in an outpatient setting • In DL 3B and 4B (n=9), No ICANs; 3 patients (33%) had G1 or G2 cytokine release syndrome (CRS) Activity Profile in Relapsed / Refractory Aggressive BCL • ORR for DL 3B and 4B (n=9) was 77% (7/9) and complete response rate was 22% (2/9) Emerging data reinforce potential of CNTY - 101 in autoimmune diseases at targeted dose levels (DL3B, 4B) • CNTY - 101 cells were detected in lymph node tumor biopsies early post - treatment • CNTY - 101 treatment demonstrated deep B cell depletion • CNTY - 101 infusions showed similar exposure in the presence or absence of endogenous lymphocytes

© 2025 19 19 Source: Company data available as of March 7, 2025; Error bars show mean “ SD on original scale, subsequently log10 transformed. Due to log scale, low values are truncated at 1. All schedule B LDC+ cycles are included; S – Screen; LOB – Limit of Blank. CNTY - 101 exposure increased with dose, sustained exposure at doses intended for CALiPSO - 1 study • Persistence, inclusive of cells outside the bloodstream, is detected via a cell - free ( cf ) DNA assay out to day 28 at dose level 4B • Multiple infusions in Schedule B drives exposure throughout the dosing cycle Transgene copies/mL of Plasma (LDC+ Cycles)

© 2025 20 20 Infusion LDC • Lymphodepleting Chemotherapy (LDC) depleted patient NK/T cell counts and drove a transient spike of IL - 15 cytokine • By post - infusion day 8, NK/T cell counts, IL - 15 concentration returned to screening level • Similar PK profile observed for each CNTY - 101 infusion within a cycle despite evident patient immune recovery • PK profile is comparable between cycles with and without LDC* *Based on a Two One - Sided T test approach (TOST) comparing log cfDNA concentration two - days post each infusion with and without LDC, and assuming equivalence bounds +/ - 25% the mean cfDNA concentration with LDC; Translational data available as of March 7, 2025; Graphs show data from 3B cohort (N=6); Lines in the top panel represent mean and shaded area represents 1*SEM; Triangles mark CNTY - 101 infusions within a Schedule B cycle, grey arrow indicates LDC; Dotted blue curve is a LOESS fit to medi ans in bottom panel; S – Screen Enabled with Allo - Evasion , CNTY - 101 infusions in dose level 3B showed similar exposure in the presence or absence of endogenous lymphocytes Lymphocyte counts and PK profile Model of Allo - Evasion enabled cellular kinetics

© 2025 21 21 Source: Company data as of March 7, 2025 CNTY - 101 cells were detected in lymph node tumor biopsies early post - treatment in Dose Level 3B and 4B CNTY - 101 iNK cells traffic to lymph nodes, observed more frequently at higher doses CAR TNFA IFNG CAR TNFA IFNG CAR CAR Day 10 Baseline CAR TNFA IFNG Scale bar 10µm CAR CAR TNFA IFNG CAR ROI #1 ROI #2 Subject from Dose Level 3B CNTY - 101 trafficking o bserved i n 3 out of 7 evaluable subjects in DL3B & DL4B CNTY - 101 cells detected by RNAscope on day 10 (two days post - second CNTY - 101 infusion)

CNTY-101 treatment demonstrated deep B-cell depletion and was associated with naive non-class switched profile of re-emergent B-cells

Data in r/r NHL patients supports the application of CNTY-101 in autoimmune diseases

- Rapid and effective depletion of circulating B cells observed in the first cycle

B-cell depletion



CD19+CD20+ concentration (cells/µL)
120
100
80
60
40
20
0
0
5
10
15
20
25
30
35
Day

Graphs show data from the initial cycle of all subjects in 3B and 4B who had baseline B cell counts of 1 cell/ µL or greater (N=7). Each line represents an individual subject.

Re-emergent B cells show naive non-class-switched profile

- Reduction of class-switched phenotypes in re-emergent B cells has been associated with SLE responses to CD19-targeted cell therapies

Re-emergent B-cell profile



% CD19+CD20+ B cells
100
80
60
40
20
0
Healthy donors
Patients
Non-class switched
Class-switched

Data shows proportion of non-class switched (IgD+, IgM+ or IgD+IgM+) or switched (IgD-IgM-) circulating B cells (CD19+ CD20+) in healthy donors (N=4) or within earliest evaluable re-emergent B cells in patients (N=4). Majority of the B cells exhibited a naïve profile (IgD+ CD27-, data not shown)

Source: Company data, available as of March 7, 2024

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CNTY - 308 CAR αβ - iT cell with Allo - Evasion 5.0

The current CAR-T cell therapy market represents ~$4.5B worldwide sales

2024 Worldwide Sales[1]


TECARTUS® ($403M)
CARVYKTI® ($963M)
KYMRIAH® ($443M)
ABECMA® ($406M)
BREYANZI® ($747M)
$4.5B
YESCARTA® ($1570M)
BCMA-targeted
CD19-targeted

- All currently marketed CAR-T cell therapies are patient-derived ('primary' or 'autologous') $\alpha\beta$ T cells delivered as a mixture of cells expressing CD4 or CD8[2]
- **Access remains a challenge** for autologous CAR T therapies
  - **Fewer than 30%** of patients eligible for CAR T cell therapy receive it[1]
- An iPSC-derived allogeneic cell therapy that can recapitulate the characteristics of a **CD4+/CD8+ $\alpha\beta$ CAR T** cell provides potential **to replace and expand** autologous products with off-the-shelf therapy having **improved time-to-treatment**, reliable and **consistent manufacturing process**, and **reduced cost of goods**

1. 2024 worldwide sales, Evaluate Pharma 2025-04-15; (2) Prescribing information: CARVYKTI®, ABECMA®, YESCARTA®, BREYANZI®, KYMRIAH®, TECARTUS®; (3) https://doi.org/10.1182/bloodadvances.2023012549

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CNTY-308 is an iPSC-derived CD19-targeted CAR-iT intended for B-cell-mediated disease



CNTY-308
IDP
HLA-I KO
TCR KO
HLA-II KO
CD19 CAR
CD300a TASR

CD4+/CD8+ αβ iT-cell

- **CD19-targeted CAR** to target B-cells for cytotoxic depletion
  - 4-1BB and CD3z co-stim domain to stimulate expansion on target engagement
- **Allo-Evasion™ 5.0** edits designed to include protection from host T cell, NK cell, and humoral response
- Native αβ TCR knock-out to **eliminate the risk of GvHD**
- Displays **characteristics of autologous CAR-T cells**[1]
  - Highly proliferative upon target engagement
  - Secretes cytokines (e.g., IL-2, IFNγ, and TNFα)
  - Cytotoxic effector function rapidly eliminates tumor cells
  - Long-term persistence *in vivo*
  - Eliminates CD19+ B-cells from healthy donors *in vitro*[2]

1. https://www.centurytx.com/wp-content/uploads/ASH_Heinze_iPSC-Derived-CD4-CD8-Final.pdf
2. Company data on file

CENTURY THERAPEUTICS © 2025
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© 2025 26 26 https://www.centurytx.com/wp - content/uploads/ASH_Heinze_iPSC - Derived - CD4 - CD8 - Final.pdf Century’s process is designed to control the ratio of CD4+ to CD8+ while expanding differentiating engineered CAR iPSC cells to αβ CAR - T cells Ending Viability Expansion from iPSCs ( - fold) Stage 90% 3 1 48% 54,000 2 80% 860,000 3+4 77% CD8+/CD4 - CD8+ skewing CD4+ skewing Stage 3 Stage 2: CD4+CD8+ DP T cells CD8 CD4 CD8 CD4 CD8 CD4 80% CD8 - /CD4+

© 2025 27 27 CNTY - 308 1’ CAR - T Function ~2,000 ~3,000 IL - 2 secretion (pg/mL) No No Requires exogenous IL - 2/IL - 15 > 10 > 10 Repeat killing (rounds) 32 32 Persistence in blood (days) Yes Yes Tumor control after rechallenge ( in vivo) CNTY - 308 and 1’ CAR - T • Self - supports with own target - mediated IL - 2 • High functional persistence: kills for >10 rounds, persists in blood for 32+ days, controls tumor after in vivo rechallenge Source: Company data on file In preclinical studies, Century’s iPSC - derived CAR - αβ T cells show characteristics similar to primary CAR - T cells

Century's iPSC-derived CAR-αβT cells display the functional characteristics of adult primary T cells: *in vitro* activity

Therapeutic efficacy requires:

Cytotoxicity: Effector function



iPS-CAR-T
1' CAR-T
% Killing
100
75
50
25
0
3:1
1:1
0.3:1
0.1:1
E:T

Cytokine (IL2) production



IL-2 secretion (pg/ml)
6000
4000
2000
0
iPS-CAR-T
1' CAR-T

Cell expansion and persistence



Fold Change
20
15
10
5
0
CD19 iPSC-CART
Primary CART

Effective T cell therapies require the generation of iPSC-CAR-T cells with three key *in vitro* cell functions

https://www.centurytx.com/wp-content/uploads/ASH_Heinze_iPSC-Derived-CD4-CD8-Final.pdf

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© 2025 29 29 1e+06 1e+07 1e+08 1e+09 1e+10 0 10 20 30 40 Days Post−Effector Infusion L u m i n e s c e n c e ( l o g a x i s ) Group PBS only 1' CAR−T iPS−CAR−T Group 1: PBS only Group 2: 1' CAR−T Group 3: iPS−CAR−T 0 10 20 30 0 10 20 30 0 10 20 30 1e+07 1e+09 1e+11 Days Post−Effector Infusion L u m i n e s c e n c e ( l o g a x i s ) Source: Company data In preclinical animal studies, Century iPSC - CAR - T cells showed comparable activity to primary CAR - T cells Complete tumor control Cytotoxicity maintained upon re - challenge with engrafted cells Measurable long - term persistence ≥1 mo 10 100 1000 PBS 1' CAR−T iPS−CAR−T Group h C D 4 5 + c o u n t p e r 1 0 0 u L w h o l e b l o o d In vivo experimental details • Disseminated Nalm6 model (1e5 cells infused) • Effectors added 3 days post - tumor infusion • 1’ CAR - T dose: 5e6 cells • iPSC - CAR - T dose: 30e6 cells • No added cytokine or small molecule support Group joined by lines d7 d21 d35 d27 tumor rechallenge Key Tumor challenge • iPSC - CAR - T persist 21 days post - infusion, • iPSC - CAR - T detectable at day 35, 7 days post - tumor rechallenge (at day 28) Tumor challenge Tumor challenge Tumor challenge Tumor challenge

Platform: iPSC cell foundry

Century's robust pre-clinical pipeline has potential to address critical barriers confronting cellular therapies

Multiple iPSC-derived cells

Immune effector cells:

- **iNK**
- γδ **iT**
- αβ **iT (CD4+, CD8+)**

Non-immune cells:

- **undisclosed**

Opportunity across multiple diseases

- **Next-generation therapies for oncology:**
  - CD19, CD19/22 CARs
  - Nectin-4, CD70, GPC3, and mesothelin CAR
  - High-affinity Fc receptors (enable treatment with mAbs)
- **Key targets in autoimmune diseases:**
  - CD19

iPSC-enabled engineering solutions

- Cytokine engineering to **reduce or eliminate lymphodepletion**
- **Enhanced Allo-Evasion™** enables repeat dosing, extended drug exposure and potential for durable remissions
- **Resistance to suppressive cytokines** within the tumor

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Century's capability to make multiple cell types enables optimal matching of cell characteristics to indication

The right cell for the right indication(s)



Engineered iPSC MCBs
CD8
CD4
CAR αβ iT cell
CAR γδ iT cell
CAR iNK cell

Adaptive lymphocytes – capable of generating **distinct functional attributes**	Greatest **proliferative potential** – potentially most useful for ongoing antigenic pressure	GvHD risk, eliminated by knockout of T cell receptor (TCR)	Potential for **long-lived memory**, mediating immune surveillance
Bridge between innate and adaptive lymphocytes	**Rapid activation** response and capacity for clonal expansion	No GvHD risk, TCR is invariant	Trafficking and persistence as **'tissue-resident T-cells'**
Innate lymphocytes – **most potent cytolytic capacity**	Less rapid and more limited expansion gives **greater control over exposure** – potentially more useful for short-term treatment	Little GvHD risk, naturally suppressive	Traffic to **bone marrow and secondary lymphoid tissues**

MCB – Master Cell Bank; **GvHD** – Graft vs Host Disease

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Precision CRISPR MAD7-mediated sequential gene editing of iPSCs generates uniform product candidates



Sequential selection steps
iPSC
Multiple gene edits (KO/KI)
iPSC Precision Engineering
Engineered iPSC Master Cell Bank (MCB)
Target locus
MAD7 CRISPR nuclease
Double-strand break
+
Donor DNA template
Site-specific insertion
CRISPR-mediated HDR (MAD 7)

Advantages of Century's Platform

Precise CRISPR-mediated homology-directed repair[1] **reduces off-target integration**

Successive and efficient gene editing through iPSC platform **avoids risky multiplex modification** and structural variants

- Allo-Evasion™ edits
- Protein and cell engineering

Quality control through generation of homogenous MCB establishes genomic **product integrity**

Manufacturing begins at the MCB, confirmed to be **free from genetic aberrations**

1. MAD7 Nuclease: https://www.inscripta.com/wp-content/uploads/2023/03/Liu-et-al-2019-Nature-Communications.pdf

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© 2025 34 34 Century platform and in - house manufacturing: Pathway to scalable, profitable cell therapy Established in - house manufacturing from development to launch • Built - for - purpose 53,000 ft 2 cGMP facility • Key leaders each with 1 – 2 decades of cell therapy manufacturing expertise, from leading commercial cell therapies • In - house team facilitates aligned priorities, learnings, faster product iteration for efficiency, speed, and product quality • Builds and protects proprietary know - how • Optionality with redundant sites (in - house, active CDMO) Quality product at disruptive scale and cost of goods • Consistency : Control of manufacturing and single - donor master - cell - bank over product lifetime for batch - to - batch reproducibility • Increased cell fitness: Differentiated immune cells do not undergo excessive expansion cycles which often result in cell exhaustion • Product homogeneity : Clonal origin enables a well - characterized product • Potential to manufacture at antibody - like scale : Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand

Century Therapeutics Today

Accelerating Preclinical Pipeline

Enhanced preclinical pipeline and platform aiming to expand and multiply cell therapy value

- Prioritizing development activities for CNTY-308 for B-cell-mediated diseases
- Selective expansion to non-immune cells in high impact diseases
- Deep reservoir of novel iPSC-derived 'tunable' CD4+/CD8+ αβ T cells for long-term pipeline growth

Focused Clinical Execution

Clinical focus with CNTY-101 on autoimmune disorders with transformational potential

- Unique profile of CD19-targeting iNK cell product engineered with Allo-Evasion™ with clinical data from R/R NHL reinforcing potential in autoimmune disorders
- Patient enrollment ongoing in CALiPSO-1 trial and CARAMEL IIT advancing to patient enrollment in 3Q25

Continuous Transformation

Estimated cash runway into 4Q27; Enhanced resources to enable key value milestones

- Ended 2Q25 with cash, cash equivalents, and investments of $158.5M
- CNTY-101 autoimmune clinical data expected in 2025
- CNTY-308 αβ T cell program expected to enter the clinic in 2026 pending successful completion of IND-enabling studies and regulatory approval

www.centurytx.com